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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported):

                                  May 30, 2000

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                              DIGITAL LAVA INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                   1-14831                95-4584080
 (State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation or           File Number)         Identification No.)
         organization)

 13160 MINDANAO WAY, SUITE 350
      MARINA DEL REY, CA                                       90292
     (Address of Principal                                   (Zip Code)
      Executive Offices)
                              ------------------


                                 (310) 577-0200

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             (Registrant's telephone number, including area code)




                   ------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.     OTHER EVENTS

            Digital Lava today announced that that its Annual Meeting of Stockholders originally scheduled to be held at 3:00 p.m. on May 31, 2000 is being postponed until a later date in order to allow Digital Lava's stockholders to consider an additional proposal related to the company's financing alternatives.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release dated May 30, 2000.




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIGITAL LAVA INC.


Date:  May 30, 2000                       By:  /s/ Danny Gampe
                                             ------------------------------
                                                Name:  Danny Gampe
                                                Title: Chief Financial Officer





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